UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03632

DWS Tax Free Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2012 Annual Report to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
29 Statement of Assets and Liabilities
31 Statement of Operations
32 Statement of Changes in Net Assets
33 Financial Highlights
38 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Information About Your Fund's Expenses
48 Tax Information
49 Summary of Management Fee Evaluation by Independent Fee Consultant
53 Board Members and Officers
58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

The municipal market overall provided exceptionally strong returns over the fund's most recent fiscal period ending May 31, 2012. DWS Intermediate Tax/AMT Free Fund posted a return of 9.08% over the 12 months ended May 31, 2012, while the Barclays 7-Year Municipal Bond Index, the fund's benchmark, returned 8.37% over the same time period.

"The municipal market overall provided exceptionally strong returns over the fund's most recent fiscal period ending May 31, 2012."

Throughout the period, the U.S. Federal Reserve Board (the Fed) kept short-term rates anchored near zero, in keeping with its announced intentions through at least late 2014. By contrast, longer-term U.S. Treasury rates were quite volatile as they responded to headlines surrounding the sovereign debt crisis in Europe and investors eagerly followed the stream of U.S. economic data. However, the overall trend with U.S. Treasury rates was downward, and taxable rates reached all-time lows late in the period as concerns over the viability of the euro heightened. Municipals overall benefited from the declining rate environment, as well as from relatively low new issue supply. Along the municipal yield curve, the two-year bond yield decreased 11 basis points from 0.44% to 0.33%, while the 30-year yield fell 122 basis points from 4.30% to 3.08%, resulting in a total flattening of 111 basis points. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed for the 12 months as investors sought incremental yield and fears of a municipal credit crisis continued to dissipate.

About Municipal Bonds
A municipal bond is a bond issued by a state or local government, or one of its agencies. Issuers may include cities, counties, public utility district, and school districts, as well as publicly owned airports or seaports, redevelopment agencies and special purpose districts.
For most municipal bonds, interest income received by holders is exempt from the federal income tax and from the income tax of the state in which it is issued. For general obligation bonds, payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. For revenue bonds, principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds. Projects financed by revenue bonds may include toll roads, bridges, airports, water and sewage treatment facilities, hospitals, and subsidized housing. Many of these bonds are issued by special authorities created for that particular purpose.
The historical default rate for municipal bonds is significantly lower than that of corporate bonds. As with corporate bonds, municipal bonds are graded by ratings agencies such as Standard & Poor's and Moody's Investors Service, on a scale from "AAA", or the highest quality, down to more speculative levels.

Municipal Bond Yield Curve (as of 5/31/11 and 5/31/12)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive and Negative Contributors to Fund Performance

Given a steep yield curve entering the period, we maintained exposure to bonds during the period with maturities of 15 to 20 years, which typically had a call feature that resulted in an effective maturity in the 8-to-10 year range. This exposure was balanced with very short-term holdings in order to maintain an overall intermediate maturity. This combination of shorter- and longer-term bonds helped relative returns as longer-term municipals benefited the most from the declining interest rate environment over the period. The fund's exposure to airport-related issues also helped returns as credit spreads tightened for the sector and our selections within the sector outperformed. On the downside, the fund's shorter-term holdings provided lower income than longer-term bonds and also did not benefit to the same degree from the declining interest rate environment.

Outlook and Positioning

Municipal bond yields are at attractive levels on a historical basis vs. U.S. Treasury bonds. To illustrate, at the end of May, the 10-year municipal bond yield of 1.79% was 113% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.08% was 116% of the comparable U.S. Treasury yield. While the municipal yield curve has flattened in recent quarters, longer-term issues continue to carry a substantial yield advantage. By the same token, while credit spreads have narrowed some, we continue to see opportunities among issues in the A-quality range.

While the economic climate remains uncertain, many state and local governments have shown progress in enacting necessary spending cuts and tax increases. Nonetheless, the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification, while seeking to maintain an attractive dividend and minimize capital gain distributions.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1998.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• Over 34 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1990.

• Joined Deutsche Asset Management in 1986.

• Over 24 years of investment industry experience.

• BA, Duke University.

Shelly L. Deitert, Director

Portfolio Manager of the fund. Joined the fund in 2002.

• Joined Deutsche Asset Management in 1997.

• Over 13 years of investment industry experience.

• BA, Taylor University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays 7-Year Municipal Bond Index is an unmanaged, total-return subset of the Barclays Municipal Bond Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

One basis point equals 1/100 of a percentage point.

Performance Summary May 31, 2012 (Unaudited)
Average Annual Total Returns as of 5/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	9.08%	6.09%	5.56%	4.48%
Class B	8.20%	5.22%	4.70%	3.66%
Class C	8.26%	5.28%	4.75%	3.68%
Barclays 7-Year Municipal Bond Index+	8.37%	6.82%	6.71%	5.44%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	6.08%	5.11%	4.97%	4.19%
Class B (max 4.00% CDSC)	5.20%	4.61%	4.53%	3.66%
Class C (max 1.00% CDSC)	8.26%	5.28%	4.75%	3.68%
Barclays 7-Year Municipal Bond Index+	8.37%	6.82%	6.71%	5.44%
No Sales Charges					Life of Institutional Class*
Class S	9.17%	6.25%	5.73%	4.68%	N/A
Institutional Class	9.37%	6.40%	5.87%	N/A	4.78%
Barclays 7-Year Municipal Bond Index+	8.37%	6.82%	6.71%	5.44%	5.36%

* Institutional Class shares commenced operations on December 20, 2004. The performance shown for the index is for the time period of December 31, 2004 through May 31, 2012, which is based on the performance period of the life of Institutional Class.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2011 are 0.76%, 1.58%, 1.55%, 0.63% and 0.49% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays 7-Year Municipal Bond Index is an unmanaged, total return subset of the Barclays Municipal Bond Index. It includes maturities of six to eight years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/12	$12.07	$12.08	$12.07	$12.07	$12.08
5/31/11	$11.40	$11.41	$11.40	$11.41	$11.41
Distribution Information: Twelve Months as of 5/31/12: Income Dividends	$.35	$.26	$.26	$.37	$.38
May Income Dividend	$.0271	$.0160	$.0196	$.0296	$.0302
SEC 30-day Yield++ as of 5/31/12	1.29%	.24%	.61%	1.58%	1.63%
Tax Equivalent Yield++ as of 5/31/12	1.98%	.37%	.94%	2.43%	2.51%
Current Annualized Distribution Rate++ as of 5/31/12	2.69%	1.59%	1.95%	2.94%	3.00%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.52% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.88% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Municipal National Intermediate Funds Category as of 5/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	90	of	279	32
3-Year	120	of	210	57
5-Year	46	of	182	25
10-Year	65	of	131	49
Class B 1-Year	147	of	279	52
3-Year	171	of	210	81
5-Year	132	of	182	73
10-Year	120	of	131	91
Class C 1-Year	145	of	279	52
3-Year	170	of	210	81
5-Year	126	of	182	69
10-Year	117	of	131	89
Class S 1-Year	84	of	279	30
3-Year	105	of	210	50
5-Year	34	of	182	19
10-Year	45	of	131	34
Institutional Class 1-Year	76	of	279	27
3-Year	92	of	210	44
5-Year	29	of	182	16

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of May 31, 2012
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 99.2%
Alabama 0.2%
Alabama, State Public School & College Authority Revenue, Series A, 5.0%, 5/1/2024	3,000,000	3,503,070
Alaska 0.3%
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040 (a)	4,545,000	4,826,290
Arizona 2.4%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2020	3,000,000	3,401,400
Arizona, State Transportation Board Excise Tax Revenue, Maricopa County Regional Area Road, 5.0%, 7/1/2025	3,000,000	3,533,040
Arizona, Water Infrastructure Finance Authority Revenue, Series A, 5.0%, 10/1/2024	4,000,000	4,733,120
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.0%, 10/1/2030	3,750,000	4,582,125
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019, INS: NATL	3,030,000	3,603,973
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Series A, 5.0%, 7/1/2028	4,000,000	4,411,760
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, 5.5%, 7/1/2022	2,545,000	3,104,111
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,892,900
		39,262,429
California 13.2%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.0%, 4/1/2028	10,000,000	11,721,500
Series F-1, 5.25%, 4/1/2029	2,500,000	2,951,850
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014, INS: FGIC, NATL	10,000,000	10,975,500
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2029	4,000,000	4,719,960
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	6,838,450
California, State Department of Water Resources, Power Supply Revenue, Series M, 5.0%, 5/1/2013	10,295,000	10,750,760
California, State Department Water Resources Center, Valley Project Revenue:
Series AL, 5.0%, 12/1/2013 (a)	2,835,000	2,993,448
Series Y, 5.25%, 12/1/2016, INS: FGIC, NATL	2,955,000	3,101,007
Series Y, Prerefunded 6/1/2013 @ 100, 5.25%, 12/1/2016, INS: FGIC	45,000	47,265
California, State Economic Recovery, Series A, 5.25%, 7/1/2021	5,000,000	6,081,050
California, State General Obligation, 5.0%, 2/1/2014	4,285,000	4,605,218
California, State General Obligation, Various Purposes:
5.25%, 10/1/2025	10,000,000	11,495,700
5.25%, 9/1/2027	10,000,000	11,636,600
5.75%, 4/1/2027	5,000,000	5,889,250
6.0%, 4/1/2018	1,700,000	2,118,183
6.0%, 3/1/2033	3,765,000	4,542,134
California, State Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 4.0%, 3/1/2014	700,000	740,201
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.25%, 11/1/2021	7,000,000	8,740,480
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2028	2,000,000	2,353,720
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Cedars-Sinai Medical Center, 6.5%, 8/1/2012	1,570,000	1,580,660
California, University Revenues, Limited Project, Series E, 5.0%, 5/15/2021	5,000,000	6,117,900
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2031	10,000,000	11,364,300
Los Angeles, CA, General Obligation:
Series A, Prerefunded 9/1/2015 @ 100, 5.0%, 9/1/2019, INS: AGMC	6,340,000	7,280,285
Series A, Prerefunded 9/1/2015 @ 100, 5.0%, 9/1/2020, INS: AGMC	5,915,000	6,792,254
Los Angeles, CA, School District General Obligation, Prerefunded 7/1/2013 @ 100, 5.5%, 7/1/2015, INS: NATL	4,000,000	4,226,360
Los Angeles, CA, Unified School District, Series A, Prerefunded 7/1/2013 @ 100, 5.0%, 7/1/2022, INS: AGMC	1,400,000	1,471,666
Orange County, CA, Airport Revenue, Series A, 5.25%, 7/1/2025	3,000,000	3,483,840
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023, INS: AGMC	7,000,000	8,148,560
San Diego County, CA, Regional Airport Authority Revenue:
Series A, 5.0%, 7/1/2029	7,245,000	8,087,883
Series A, 5.0%, 7/1/2030	5,000,000	5,551,800
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.125%, 5/15/2029	4,000,000	4,629,160
San Diego, CA, Public Facilities Financing Authority, Water Revenue:
Series A, 5.25%, 8/1/2027	5,000,000	5,975,200
Series A, 5.25%, 8/1/2028	5,000,000	5,955,700
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 5.25%, 5/1/2024	9,000,000	10,683,540
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2025	2,000,000	2,293,460
Series C, 5.0%, 5/1/2026	2,850,000	3,245,723
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016, INS: FGIC, NATL	6,260,000	6,804,933
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	20,000	20,050
Ventura County, CA, Certificates of Participation, Public Financing Authority III, 6.0%, 8/15/2026	3,370,000	3,995,640
		220,011,190
Colorado 1.1%
Adams, CO, 12 Five Star Schools, 4.0%, 12/15/2020	2,035,000	2,398,817
Aurora, CO, Water Improvement Revenue, First Lien, Series A, 5.0%, 8/1/2021, INS: AMBAC	7,000,000	8,212,750
Colorado, Health Facilities Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	2,500,000	2,870,700
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	70,000	70,141
Colorado, Housing Finance Authority, Single Family Program, Series A-3, 6.5%, 5/1/2016	5,000	5,159
Colorado, State Building Excellent School Today, Certificate of Participation, Series G, 5.0%, 3/15/2025	3,285,000	3,840,297
Colorado, University Enterprise System Revenue, Series A, 5.5%, 6/1/2023	1,000,000	1,246,350
		18,644,214
Connecticut 0.2%
Connecticut, State General Obligation, Series C, 5.0%, 6/1/2017, INS: AGMC	3,170,000	3,681,004
Delaware 0.4%
Delaware, Transportation Authority Revenue, 5.0%, 9/1/2024	5,115,000	6,120,916
District of Columbia 0.8%
District of Columbia, Bond Anticipation Notes, Pilot Arthur Revenue, 4.0%, 12/1/2012	3,705,000	3,752,943
District of Columbia, Income Tax Revenue, Series A, 5.0%, 12/1/2023	5,000,000	6,047,100
District of Columbia, Water & Sewer, Public Utility Revenue, 6.0%, 10/1/2013, INS: AGMC	3,630,000	3,903,847
		13,703,890
Florida 5.9%
Broward County, FL, Airport System Revenue, Series P-2, 5.0%, 10/1/2021	4,825,000	5,742,908
Broward County, FL, Water & Sewer Utility Revenue, Series A, 5.0%, 10/1/2024	2,745,000	3,193,286
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021, INS: NATL	3,440,000	4,176,710
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	2,505,000	2,701,718
Florida, Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 5.0%, 7/1/2012	7,200,000	7,228,800
Florida, JEA Electric System Revenue, Series A, 4.0%, 10/1/2023	2,100,000	2,322,789
Florida, State Department of Environmental Protection Preservation Revenue, Series C, 4.0%, 7/1/2012	6,740,000	6,761,568
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, 5.0%, 10/1/2021	1,335,000	1,601,039
Miami-Dade County, FL, Aviation Revenue:
Series B, 5.0%, 10/1/2024	4,000,000	4,492,360
Series A, 5.75%, 10/1/2026	8,000,000	9,269,840
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A-1, 5.5%, 10/1/2025	3,000,000	3,483,690
Series A-1, 5.5%, 10/1/2026	4,400,000	5,101,756
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019, INS: FGIC, NATL	3,000,000	3,408,090
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2027, INS: AGMC	10,000,000	11,484,500
Orlando & Orange County, FL, Expressway Authority Revenue:
Series A, 5.0%, 7/1/2028	7,500,000	8,406,450
Series C, 5.0%, 7/1/2030	10,000,000	11,141,000
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018, INS: AMBAC	4,000,000	4,608,800
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,857,000
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017, INS: NATL	160,000	160,381
		98,142,685
Georgia 4.9%
Appling County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Hatch Project, Series A, 2.5%, Mandatory Put 3/1/2013 @ 100, 1/1/2038	6,000,000	6,088,260
Atlanta, GA, Airport Passenger Facility Charge Revenue, Series B, 5.0%, 1/1/2021	8,345,000	9,856,864
Atlanta, GA, Airport Revenue, Series C, 5.75%, 1/1/2023	2,460,000	3,064,422
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2027, INS: AGMC	10,000,000	12,348,000
Clayton County, GA, Water Authority, Water & Sewage Revenue, 5.0%, 5/1/2021	2,000,000	2,519,760
Columbus, GA, Water & Sewer Revenue, Prerefunded 5/1/2013 @ 100, 5.25%, 5/1/2015, INS: AGMC	1,000,000	1,045,920
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2029	10,300,000	12,114,345
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016, INS: AGMC	8,500,000	9,054,200
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series B, 5.5%, 2/15/2029	8,900,000	9,936,583
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	1,887,537
Georgia, Municipal Electric Authority Power Revenue, Series 2005-Y, 6.4%, 1/1/2013, INS: AMBAC	1,020,000	1,049,295
Georgia, Municipal Electric Authority, Comb Cycle Project:
Series A, 5.0%, 11/1/2022	1,000,000	1,221,940
Series A, 5.0%, 11/1/2027	1,000,000	1,135,420
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	3,030,575
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	3,420,000	4,122,160
Georgia, State Road & Tollway Authority Revenue, Federal Highway Grant Anticipation Bonds, Series A, 5.0%, 6/1/2021	2,500,000	3,004,650
Henry County, GA, School District, 3.0%, 12/1/2013	750,000	780,570
		82,260,501
Guam 0.1%
Guam, Government Limited Obligation Revenue, Section 30, Series A, 5.375%, 12/1/2024	1,000,000	1,071,870
Hawaii 1.6%
Hawaii, State Airports Systems Revenue:
Series A, 5.25%, 7/1/2027	2,335,000	2,694,170
Series A, 5.25%, 7/1/2028	5,010,000	5,711,400
Series A, 5.25%, 7/1/2029	3,155,000	3,570,356
Hawaii, State General Obligation:
Series EC, 5.0%, 12/1/2013	4,455,000	4,770,592
Series DK, 5.0%, 5/1/2021	9,000,000	10,662,120
		27,408,638
Illinois 5.6%
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, 5.3%, 1/1/2016, INS: NATL	1,100,000	1,254,176
Chicago, IL, General Obligation:
Series C, 5.0%, 1/1/2020	2,970,000	3,539,854
Series C, 5.0%, 1/1/2021	8,000,000	9,560,080
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014, INS: FGIC, NATL	11,570,000	11,339,526
Chicago, IL, O'Hare International Airport Revenue, Series C, 5.25%, 1/1/2030, INS: AGC	10,000,000	11,181,200
Chicago, IL, Waterworks Revenue:
4.0%, 11/1/2021	1,000,000	1,143,730
5.0%, 11/1/2021	500,000	613,990
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	220,000	230,111
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	65,121
5.15%, 1/1/2014	65,000	65,112
5.25%, 1/1/2016	150,000	150,180
5.5%, 1/1/2019	255,000	255,191
5.75%, 1/1/2022	300,000	300,144
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018, INS: FGIC, NATL	2,000,000	2,365,020
Illinois, Railsplitter Tobacco Settlement Authority Revenue:
5.0%, 6/1/2019	3,500,000	4,012,960
5.25%, 6/1/2020	3,000,000	3,489,210
Illinois, Regional Transportation Authority, Series A, 5.5%, 7/1/2024, INS: FGIC, NATL	5,000,000	6,299,550
Illinois, State General Obligation, 4.0%, 8/1/2014	10,000,000	10,585,700
Illinois, State Toll Highway Authority Revenue, Series A-1, 5.25%, 1/1/2030	5,000,000	5,604,750
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013, INS: AGMC	2,200,000	2,258,652
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	1,000,000	1,219,010
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,075,000	1,077,548
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013, INS: FGIC, NATL	3,865,000	3,788,241
Series A, Zero Coupon, 12/1/2014, INS: FGIC, NATL	4,000,000	3,845,000
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015, INS: AMBAC	3,860,000	4,346,090
Series A, 5.5%, 4/1/2016, INS: AMBAC	3,580,000	4,154,697
		92,744,843
Indiana 2.2%
Indiana, Finance Authority, Water Utility Revenue, Citizens Energy, 3.0%, 10/1/2014	1,800,000	1,880,604
Indiana, State Finance Authority Revenue, State Revolving Fund Program, Series B, 5.0%, 2/1/2029	2,240,000	2,682,826
Indiana, State Finance Authority, Hospital Revenue, Indiana University Health, Series D, 0.15%*, 3/1/2033, LOC: Northern Trust Co.	6,325,000	6,325,000
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022	10,000,000	12,820,400
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	670,000	687,815
Indianapolis, IN, Local Public Improvement Bond Bank, Series K, 5.0%, 6/1/2026	5,355,000	5,995,993
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	3,735,000	3,941,695
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019, INS: NATL	2,000,000	2,364,760
		36,699,093
Iowa 0.7%
Iowa, Finance Authority, Health Facilities Revenue, Iowa Health System, 5.25%, 2/15/2029, INS: AGC	10,000,000	11,237,500
Kansas 1.1%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014, INS: AGMC	2,220,000	2,456,075
Kansas, State Department of Transportation Highway Revenue, Series C-2, 0.16%*, 9/1/2022, SPA: JPMorgan Chase Bank NA	1,000,000	1,000,000
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, 5.5%, 11/15/2022	4,470,000	5,363,821
Kansas, State Development Finance Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	7,500,000	8,661,525
		17,481,421
Kentucky 0.5%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019, INS: NATL	1,000,000	1,247,490
Louisville & Jefferson County, KY, Metropolitan Government Revenue, Catholic Health Initiatives:
Series A, 5.0%, 12/1/2023	2,600,000	3,053,752
Series A, 5.0%, 12/1/2024	3,000,000	3,493,920
		7,795,162
Louisiana 0.6%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series B, 5.0%, 10/1/2027, INS: AGC	1,365,000	1,510,768
Louisiana, Regional Transit Authority, Sales Tax Revenue, 5.0%, 12/1/2025, INS: AGMC	1,550,000	1,788,483
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013, INS: FGIC, NATL	2,815,000	3,055,992
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series B-1, 1.875%, Mandatory Put 10/1/2013 @ 100, 10/1/2040	3,250,000	3,280,843
		9,636,086
Maine 0.5%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.25%, 7/1/2031	8,040,000	8,876,964
Maryland 0.4%
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,926,400
Maryland, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2013	1,125,000	1,188,484
		7,114,884
Massachusetts 3.6%
Boston, MA, Deutsches Altenheim, Inc., Series A, 5.95%, 10/1/2018	290,000	296,751
Holyoke, MA, Gas & Electric Department Revenue, Series A, Prerefunded 12/1/2012 @ 100, 5.375%, 12/1/2016, INS: NATL	1,260,000	1,292,130
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013, INS: Radian	130,000	130,406
Massachusetts, Metropolitan Boston Transit Parking Corp., Systemwide Parking Revenue, Senior Lien, 5.0%, 7/1/2028	3,760,000	4,297,680
Massachusetts, State Development Finance Agency Revenue, Clark University, 0.19%*, 10/1/2038, LOC: TD Bank NA	4,565,000	4,565,000
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-3, 5.0%, 1/1/2022	9,210,000	11,606,718
Massachusetts, State Development Finance Agency Revenue, Masonic Nursing Home, Series B, 0.12%*, 7/1/2032, LOC: TD Bank NA	5,155,000	5,155,000
Massachusetts, State Federal Highway, Grant Anticipation Notes, Series A, ETM, 5.25%, 12/15/2012	5,050,000	5,188,117
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015, INS: NATL	1,000,000	1,167,610
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 6.0%, 7/1/2024	5,000,000	5,873,950
Massachusetts, State Housing Finance Agency, Construction Loan Notes, Series A, 0.8%, 11/1/2013	1,000,000	1,001,130
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.0%, 10/15/2027	7,000,000	8,413,090
Massachusetts, State Water Resources Authority, Series C, 5.0%, 8/1/2029	9,755,000	11,605,036
		60,592,618
Michigan 2.6%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016, INS: AMBAC	5,000,000	4,683,250
Detroit, MI, City School District Building & Site:
Series A, 5.0%, 5/1/2020	3,110,000	3,659,133
Series A, 5.0%, 5/1/2021	2,100,000	2,478,987
Detroit, MI, Sewer Disposal Revenue, Series C-1, 7.0%, 7/1/2027, INS: AGMC	10,000,000	12,210,200
Michigan, Finance Authority, Trinity Health Corp., Series A, 3.0%, 12/1/2012	290,000	293,892
Michigan, State Building Authority Revenue, Facilities Program, Series II-A, 5.0%, 10/15/2024	1,610,000	1,884,231
Michigan, State Finance Authority Revenue, School District, 5.0%, 6/1/2020	1,000,000	1,125,410
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2025	5,920,000	6,678,234
Michigan, State Trunk Line, 5.0%, 11/1/2024	3,000,000	3,499,710
Michigan, Water & Sewer Revenue, Municipal Bond Authority, Prerefunded 10/1/2012 @ 100, 5.375%, 10/1/2016	6,670,000	6,785,524
		43,298,571
Minnesota 1.0%
Minnesota, State General Obligation, 5.0%, 6/1/2020	4,535,000	5,221,236
Minnesota, State Trunk Highway, Series B, 4.0%, 10/1/2013	6,000,000	6,301,380
Minnesota, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series B, 5.25%, 3/1/2024	4,190,000	4,875,736
		16,398,352
Mississippi 1.3%
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,470,000	2,470,716
Mississippi, Development Bank Special Obligation, Department of Corrections:
Series C, 5.25%, 8/1/2027	6,110,000	6,996,561
Series D, 5.25%, 8/1/2027	5,000,000	5,725,500
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	3,780,000	3,993,230
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015, INS: NATL	2,845,000	3,169,216
		22,355,223
Missouri 0.4%
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,825,728
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	1,950,000	2,070,159
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	1,065,000	1,154,982
		7,050,869
Nebraska 0.1%
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2013	1,500,000	1,640,160
Nevada 1.0%
Clark County, NV, Airport Revenue, Series 08-E, 5.0%, 7/1/2012	1,975,000	1,982,564
Clark County, NV, Airport Systems Revenue, Series E-2, 5.0%, 7/1/2012	2,570,000	2,580,203
Clark County, NV, Board Bank:
5.0%, 6/1/2024	3,040,000	3,482,411
5.0%, 6/1/2025	3,190,000	3,623,330
Clark County, NV, General Obligation, Series A, 5.0%, 12/1/2026	3,025,000	3,462,929
Clark County, NV, School District, Series A, 4.5%, 6/15/2012, INS: AMBAC	2,200,000	2,203,696
		17,335,133
New Hampshire 0.2%
New Hampshire, State Turnpike Systems:
Series B, 5.0%, 2/1/2020 (a)	1,575,000	1,857,004
Series B, 5.0%, 2/1/2024 (a)	1,775,000	2,061,875
		3,918,879
New Jersey 2.6%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, ETM, 5.375%, 6/15/2014	2,280,000	2,511,534
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, Prerefunded 3/1/2015 @ 100, 5.0%, 3/1/2017	3,300,000	3,703,590
Series W, 5.0%, 3/1/2019	3,000,000	3,517,440
New Jersey, State Economic Development Authority Revenue:
5.0%, 6/15/2020	2,500,000	2,892,850
5.0%, 6/15/2021	5,000,000	5,763,400
5.0%, 6/15/2023	4,000,000	4,532,400
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016, INS: FGIC, NATL	7,000,000	7,883,960
New Jersey, State Transportation Trust Fund Authority:
Series B, 5.25%, 6/15/2025	5,000,000	5,937,950
Series B, 5.25%, 6/15/2026	5,000,000	5,933,150
		42,676,274
New Mexico 0.3%
New Mexico, Mortgage Finance Authority, Single Family Mortgage:
Class I, Series E, 5.3%, 9/1/2040	1,630,000	1,756,684
Class I, Series D, 5.35%, 9/1/2040	1,505,000	1,622,254
Series I-B-2, 5.65%, 9/1/2039	830,000	897,612
		4,276,550
New York 4.4%
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018, INS: NATL	405,000	405,701
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014, INS: AMBAC	5,000,000	5,572,350
New York, State Dormitory Authority Personal Income Tax Revenue, Series A, 5.0%, 3/15/2019	5,000,000	5,913,550
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Memorial Sloan-Kettering, Series 1, 4.0%, 7/1/2021	1,500,000	1,723,845
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine, Series A, 5.0%, 7/1/2021	1,000,000	1,174,730
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2029	10,000,000	11,899,900
New York, Tobacco Settlement Financing Corp.:
Series B, 4.0%, 6/1/2013	6,250,000	6,477,187
Series A-1, 5.5%, 6/1/2018	670,000	672,526
Series A-1, Prerefunded 6/1/2012 @ 100, 5.5%, 6/1/2018	7,370,000	7,370,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series AA, 5.0%, 6/15/2021	10,000,000	11,780,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series D-1, 5.0%, 11/1/2028	12,770,000	15,110,102
New York, NY, General Obligation:
Series J, 5.25%, 5/15/2015, INS: NATL	115,000	125,600
Series J, Prerefunded 5/15/2014 @ 100, 5.25%, 5/15/2015, INS: NATL	3,885,000	4,259,281
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, LOC: HSBC Bank PLC	250,000	252,620
		72,737,392
North Carolina 1.5%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,000,000	1,149,210
North Carolina, Eastern Municipal Power Agency Systems Revenue, Series B, 5.0%, 1/1/2026	4,200,000	4,710,342
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1, Series A, 5.25%, 1/1/2020	2,000,000	2,352,720
North Carolina, Electric Revenue, Municipal Power Agency, Series F, Prerefunded 1/1/2013 @ 100, 5.5%, 1/1/2016	1,000,000	1,030,490
North Carolina, Piedmont Triad Airport Authority Revenue, Series A, 0.16%*, 7/1/2032, LOC: Branch Banking & Trust	3,450,000	3,450,000
North Carolina, State Capital Improvement Obligation, Series A, 5.0%, 5/1/2024	10,745,000	12,758,398
		25,451,160
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue:
4.0%, 11/1/2012	1,600,000	1,624,464
5.5%, 11/1/2021	1,250,000	1,493,688
		3,118,152
Ohio 3.1%
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2027	3,000,000	3,283,020
Cuyahoga County, OH, Cleveland Clinic, Health System Revenue, Series B3, 0.19%*, 1/1/2039, SPA: U.S. Bank NA	4,105,000	4,105,000
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series D, 5.0%, 11/15/2024	2,800,000	3,269,336
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	600,000	601,668
Ohio, State Higher Education:
Series A, 5.0%, 2/1/2013	3,650,000	3,766,289
Series A, 5.0%, 5/1/2013	6,500,000	6,783,280
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2021	2,150,000	2,482,326
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems 2010 Project, 5.5%, 11/15/2030, INS: AGMC	5,000,000	5,609,750
Ohio, State Highway Capital Improvement, Series P, 5.0%, 5/1/2013	7,000,000	7,308,070
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	1,420,000	1,513,677
Ohio, State Water Development Authority, Solid Waste Revenue, Waste Management, Inc. Project, 1.75%, Mandatory Put 6/1/2013 @ 100, 6/1/2013	3,000,000	3,035,250
Ohio, State Water Development Authority, Water Pollution Control Revenue, Water Quality-Loan Fund, 5.0%, 6/1/2013	1,000,000	1,048,360
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015, INS: AGMC	2,280,000	2,623,231
Ross County, OH, Hospital Revenue, Adena Health System, 5.75%, 12/1/2022	5,750,000	6,598,528
		52,027,785
Oklahoma 0.1%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,505,445
Oregon 2.7%
Clackamas County, OR, North Clackamas School District No. 12, Convertible Deferred Interest, Series B, 5.0%, 6/15/2027, INS: AGMC	6,535,000	7,522,700
Oregon, State Department of Administrative Services Lottery Revenue, Series A, 5.25%, 4/1/2028	2,000,000	2,439,640
Oregon, State General Obligation:
Series L, 5.0%, 5/1/2025	3,000,000	3,667,170
Series J, 5.0%, 5/1/2029	5,425,000	6,481,356
Oregon, State Health Housing Educational & Cultural Facilities Authority, Assumption Village Project, Series A, 0.19%*, 3/1/2033, LOC: Union Bank NA	2,960,000	2,960,000
Port of Portland, OR, Airport Revenue, Passenger Facility Charge, Portland International Airport:
Series A, 5.5%, 7/1/2026	4,025,000	4,805,649
Series A, 5.5%, 7/1/2029	7,000,000	8,233,050
Yamhill County, OR, Hospital Authority, Friendsview Manor, 0.22%*, 12/1/2034, LOC: U.S. Bank NA	8,210,000	8,210,000
		44,319,565
Pennsylvania 1.2%
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue, Forge Gate Apartments Project, Series A, 0.18%*, 8/15/2031, LIQ: Fannie Mae	1,510,000	1,510,000
Pennsylvania, Commonwealth Systems of Higher Education, University of Pittsburgh Capital Project, Series B, 5.5%, 9/15/2024	1,000,000	1,231,830
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,049,180
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013, INS: Radian	280,000	280,720
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018, INS: NATL	1,450,000	1,450,681
Pennsylvania, State Industrial Development Authority, Economic Development, 4.0%, 7/1/2014	1,830,000	1,944,466
Philadelphia, PA, Airport Revenue, Series A, 5.25%, 6/15/2030	10,890,000	12,130,371
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	515,000	523,369
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015, INS: NATL	255,000	255,770
		20,376,387
Puerto Rico 1.5%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2012	2,000,000	2,007,720
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019, INS: NATL	3,000,000	3,416,610
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.25%, 8/1/2027	11,965,000	13,438,729
Series A, 5.5%, 8/1/2028	4,955,000	5,633,587
Series A, Prerefunded 8/1/2019 @ 100, 5.5%, 8/1/2028	45,000	58,684
		24,555,330
Rhode Island 0.3%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017, INS: AGMC	5,000,000	5,798,400
South Carolina 0.6%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2025	2,755,000	3,090,834
South Carolina, Water & Sewer Revenue, Grand Strand Water & Sewer Authority:
Prerefunded 6/1/2012 @ 100, 5.375%, 6/1/2015, INS: AGMC	3,705,000	3,705,000
Prerefunded 6/1/2012 @ 100, 5.375%, 6/1/2016, INS: AGMC	3,900,000	3,900,000
		10,695,834
Tennessee 0.6%
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013, INS: NATL	3,305,000	3,490,179
Memphis & Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, Prerefunded 11/1/2012 @ 100, 5.5%, 11/1/2015, INS: AMBAC	3,545,000	3,623,451
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013, INS: FGIC, NATL	3,310,000	3,407,479
		10,521,109
Texas 19.2%
Alief, TX, Independent School District, School Building, 5.0%, 2/15/2013	1,000,000	1,034,150
Allen, TX, Independent School District, 5.0%, 2/15/2025	1,640,000	1,983,318
Brownsville, TX, Electric Revenue, ETM, 6.25%, 9/1/2014, INS: NATL	3,275,000	3,507,984
Comal, TX, Independent School District, School Building Improvements, 5.25%, 2/1/2020	2,330,000	2,801,802
Cypress-Fairbanks, TX, Independent School District, School House Building Improvements:
5.0%, 2/15/2019	1,300,000	1,542,970
5.0%, 2/15/2021	1,850,000	2,188,162
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2029	4,000,000	4,703,520
5.0%, 10/1/2030	5,000,000	5,854,900
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	4,885,000	5,749,547
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	2,396,340
Fort Worth, TX, Independent School District, School Building, 5.0%, 2/15/2028	9,210,000	11,068,117
Harris County, TX, Flood Control District, Contract Tax, Series A, 5.0%, 10/1/2029	5,000,000	5,846,750
Harris County, TX, Metropolitan Transit Authority, Sales & Use Tax:
Series A, 5.0%, 11/1/2030	2,600,000	3,013,374
Series A, 5.0%, 11/1/2031	2,795,000	3,222,048
Harris County, TX, Permanent Improvement, Series A, 5.0%, 10/1/2028	10,000,000	11,816,200
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	12,190,000	14,175,385
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2013	500,000	523,075
Series B, 5.0%, 7/1/2026	4,000,000	4,611,240
Series B, 5.0%, 7/1/2027	9,600,000	11,101,344
Series A, 5.25%, 7/1/2029	8,000,000	8,953,760
Houston, TX, Public Improvement, Series A, 5.0%, 3/1/2026	8,000,000	9,252,640
Houston, TX, Utility Systems Revenue, Series A, 5.25%, 11/15/2028	2,500,000	2,996,800
Houston, TX, Water & Sewer Revenue, Series B, Prerefunded 12/1/2012 @ 100, 5.75%, 12/1/2016, INS: AMBAC	1,000,000	1,027,590
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013, INS: AMBAC	2,500,000	2,648,950
Humble, TX, Independent School District, School Building, Series A, 5.0%, 2/15/2029	1,335,000	1,570,040
Lewisville, TX, Independent School District, School Building, 5.0%, 8/15/2026	6,360,000	7,531,894
Longview, TX, Independent School District, School Building Improvements, 5.0%, 2/15/2022	2,000,000	2,360,360
Lubbock, TX, General Obligation, 5.0%, 2/15/2029	2,000,000	2,318,500
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75%, Mandatory Put 1/1/2016 @ 100, 1/1/2038	4,900,000	5,682,432
Series A, 6.0%, 1/1/2022	7,000,000	8,375,990
Series L-2, 6.0%, Mandatory Put 1/1/2013 @ 100, 1/1/2038	6,000,000	6,187,080
North Texas, Tollway Authority Revenue, Special Projects Systems:
Series D, 5.25%, 9/1/2027	9,080,000	10,787,766
Series A, 5.5%, 9/1/2028	1,240,000	1,490,393
Pasadena, TX, Independent School District, 5.0%, 2/15/2027	6,960,000	8,174,520
Plano, TX, General Obligation, 5.0%, 9/1/2029	1,635,000	1,909,386
Plano, TX, Independent School District, 5.0%, 2/15/2013	2,500,000	2,585,375
San Antonio, TX, Electric & Gas Revenue, Series A, 5.25%, 2/1/2026	7,000,000	8,486,590
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014, INS: FGIC, NATL	3,000,000	3,332,700
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Ascension Health Senior Credit Group, Series D, 5.0%, 11/15/2029	5,000,000	5,521,150
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources:
Series A, 5.0%, 2/15/2018	2,000,000	2,296,140
Series A, 5.0%, 2/15/2019	2,480,000	2,809,840
Series A, 5.0%, 2/15/2020	6,180,000	6,923,145
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Baylor Health Care System Project, Series C, 0.19%*, 11/15/2050, LOC: Northern Trust Co.	3,500,000	3,500,000
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.25%, 8/15/2023	2,500,000	2,862,125
Tarrant, TX, Regional Water District Revenue:
5.375%, 3/1/2015, INS: AGMC	2,935,000	3,044,035
Prerefunded 3/1/2013 @ 100, 5.375%, 3/1/2015, INS: AGMC	775,000	805,086
Texas, Dallas-Fort Worth International Airport Revenue:
Series A, 5.0%, 11/1/2018	1,000,000	1,203,500
Series A, 5.0%, 11/1/2019	1,250,000	1,521,300
Series D, 5.0%, 11/1/2024	2,250,000	2,603,678
Series C, 5.0%, 11/1/2025	4,605,000	5,279,172
Series C, 5.0%, 11/1/2026	3,290,000	3,747,277
Texas, Grapevine-Colleyville Independent School District Building, 5.0%, 8/15/2031	3,465,000	4,081,216
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014, INS: AGMC	540,000	542,392
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2030	5,000,000	5,529,600
Texas, Midtown Redevelopment Authority, Tax Increment Contract Revenue, 4.0%, 1/1/2014	625,000	649,500
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	5,131,900
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014, INS: NATL	1,760,000	1,725,486
ETM, Zero Coupon, 9/1/2014, INS: NATL	40,000	39,569
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.25%, 8/1/2017	5,690,000	6,367,053
5.5%, 8/1/2020	3,790,000	4,328,597
Texas, State Department of Housing & Community Affairs, Residential Mortgage Revenue, Series A, 5.375%, 1/1/2039	6,515,000	6,804,722
Texas, State Public Finance Authority Revenue, Unemployment Compensation, Series A, 5.0%, 1/1/2013	4,175,000	4,292,651
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022	10,000,000	11,718,000
Texas, State Veterans Housing Assistance Program, Fund II, Series A, 5.25%, 12/1/2023	4,000,000	4,900,560
Texas, Transportation Commission Turnpike Systems Revenue, 2.75%, Mandatory Put 2/15/2013 @ 100, 8/15/2042	5,000,000	5,044,850
Texas, Water Development Board Revenue, State Revolving Fund:
Series B, Prerefunded 7/15/2014 @ 100, 5.0%, 7/15/2017	3,000,000	3,295,350
Series A, 5.0%, 7/15/2020	3,150,000	3,732,908
Series B, 5.25%, 7/15/2021	3,000,000	3,584,010
University of Texas, Financing Systems, Series A, 5.0%, 8/15/2013	3,725,000	3,937,511
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2026	2,640,000	2,998,802
5.0%, 12/15/2027	2,770,000	3,128,327
5.0%, 12/15/2028	2,905,000	3,262,083
		320,024,527
Utah 0.2%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014, INS: NATL	575,000	609,713
Riverton, UT, Hospital Revenue, IHC Health Services, Inc., 5.0%, 8/15/2020	2,825,000	3,352,653
		3,962,366
Virgin Islands 0.1%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2019	1,250,000	1,413,250
Virgin Islands, Water & Power Authority, Electric Systems Revenue, Series A, 4.0%, 7/1/2012	1,000,000	1,001,730
		2,414,980
Virginia 0.4%
Fairfax County, VA, Industrial Development Authority Revenue, Inova Health System Foundation, Series D, 0.18%*, 10/1/2025, LOC: Northern Trust Co.	3,800,000	3,800,000
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013, INS: AMBAC	525,000	552,221
Virginia, State College Building Authority, Educational Facilities Revenue, 21st Century College & Equipment, Series F-1, 5.0%, 2/1/2013	1,355,000	1,398,753
Virginia, State Public School Authority, Series A, 5.0%, 8/1/2013	1,000,000	1,056,550
		6,807,524
Washington 5.7%
Seattle, WA, Municipal Light & Power Revenue, Series B, 5.0%, 2/1/2025	7,250,000	8,524,840
Seattle, WA, Water System Revenue:
5.0%, 2/1/2020	3,870,000	4,576,585
5.0%, 2/1/2025, INS: AGMC	5,695,000	6,494,749
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,005,090
Washington, Energy Northwest Electric Revenue, Project 1, Series A, 5.0%, 7/1/2013	3,260,000	3,428,705
Washington, State Economic Development Finance Authority, Solid Waste Dispensary Revenue, Waste Management, Inc., Series D, 2.0%, 11/1/2017	5,000,000	5,038,600
Washington, State General Obligation:
Series 2011-A, 5.0%, 8/1/2028	15,000,000	18,192,150
Series 2011-A, 5.0%, 8/1/2031	17,845,000	21,435,235
Series A, 5.0%, 8/1/2032	14,000,000	16,259,320
Washington, State Housing Finance Commission, Homeownership Program, Series A, 4.7%, 10/1/2028	1,335,000	1,426,221
Washington, State Motor Vehicle Fuel Tax:
Series B, 5.0%, 7/1/2025, INS: AGMC	2,000,000	2,309,000
Series 2010-B, 5.0%, 8/1/2027	6,000,000	7,154,160
		95,844,655
West Virginia 0.2%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015, INS: FGIC, NATL	2,940,000	3,319,054
Wisconsin 1.4%
Wisconsin, State Clean Water Revenue:
Series 1, 5.0%, 6/1/2031	2,500,000	2,873,400
Series 3, 5.5%, 6/1/2025	5,000,000	6,068,300
Wisconsin, State General Appropriation Revenue, Series A, 6.0%, 5/1/2026	5,000,000	6,251,000
Wisconsin, State General Obligation, Series A, 5.25%, 5/1/2026	3,500,000	4,256,210
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Series B, 5.0%, 7/15/2013	2,000,000	2,093,680
Wisconsin, State Health & Educational Facilities Authority Revenue, Children's Hospital of Wisconsin, Series B, 5.375%, 8/15/2024	1,000,000	1,161,890
		22,704,480

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,525,504,005)+	99.2	1,655,949,424
Other Assets and Liabilities, Net	0.8	13,097,230
Net Assets	100.0	1,669,046,654

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2012.

+ The cost for federal income tax purposes was $1,525,109,171. At May 31, 2012, net unrealized appreciation for all securities based on tax cost was $130,840,253. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $130,903,851 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $63,598.

(a) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (b)	$—	$1,655,949,424	$—	$1,655,949,424
Total	$—	$1,655,949,424	$—	$1,655,949,424

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2012.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2012
Assets
Investments in securities, at value (cost $1,525,504,005)	$1,655,949,424
Cash	53,475
Receivable for investments sold	2,075,448
Receivable for Fund shares sold	6,323,042
Interest receivable	20,530,690
Due from Advisor	3,681
Other assets	79,071
Total assets	1,685,014,831
Liabilities
Payable for investments purchased — when-issued securities	11,654,502
Payable for Fund shares redeemed	2,042,286
Distributions payable	875,840
Accrued management fee	442,682
Accrued Trustees' fees	14,551
Other accrued expenses and payables	938,316
Total liabilities	15,968,177
Net assets, at value	$1,669,046,654
Net Assets Consist of
Undistributed net investment income	699,262
Net unrealized appreciation (depreciation) on investments	130,445,419
Accumulated net realized gain (loss)	(4,328,594)
Paid-in capital	1,542,230,567
Net assets, at value	$1,669,046,654

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($425,937,157 ÷ 35,283,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.07
Maximum offering price per share (100 ÷ 97.25 of $12.07)	$12.41
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,207,905 ÷ 99,978 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.08
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($92,009,313 ÷ 7,624,507 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.07
Class S Net Asset Value, offering and redemption price per share ($749,229,241 ÷ 62,050,747 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.07
Institutional Class Net Asset Value, offering and redemption price per share ($400,663,038 ÷ 33,177,680 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2012
Investment Income
Income: Interest	$58,207,076
Expenses: Management fee	4,875,003
Administration fee	1,547,620
Services to shareholders	1,731,811
Distribution and service fees	1,679,939
Custodian fee	20,346
Professional fees	92,166
Reports to shareholders	84,238
Registration fees	178,775
Trustees' fees and expenses	53,620
Other	108,498
Total expenses before expense reductions	10,372,016
Expense reductions	(67,445)
Total expenses before expense reductions	10,304,571
Net investment income	47,902,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	553,052
Change in net unrealized appreciation (depreciation) on investments	87,349,894
Net gain (loss)	87,902,946
Net increase (decrease) in net assets resulting from operations	$135,805,451

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$47,902,505	$44,467,730
Net realized gain (loss)	553,052	(3,079,098)
Change in net unrealized appreciation (depreciation)	87,349,894	(8,357,887)
Net increase (decrease) in net assets resulting from operations	135,805,451	33,030,745
Distributions to shareholders from: Net investment income: Class A	(11,127,304)	(11,496,944)
Class B	(30,733)	(40,397)
Class C	(1,688,842)	(1,588,575)
Class S	(23,060,870)	(21,824,340)
Institutional Class	(11,883,825)	(9,391,378)
Total distributions	(47,791,574)	(44,341,634)
Fund share transactions: Proceeds from shares sold	648,817,674	690,122,865
Reinvestment of distributions	34,136,312	30,728,151
Payments for shares redeemed	(489,044,631)	(497,293,127)
Net increase (decrease) in net assets from Fund share transactions	193,909,355	223,557,889
Increase from regulatory settlements (see Note F)	—	359
Increase (decrease) in net assets	281,923,232	212,247,359
Net assets at beginning of period	1,387,123,422	1,174,876,063
Net assets at end of period (including undistributed net investment income of $699,262 and $694,992, respectively)	$1,669,046,654	$1,387,123,422

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2012	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.40	$11.46		$11.15		$11.06		$11.00
Income from investment operations: Net investment income	.35	.36		.40		.42		.42
Net realized and unrealized gain (loss)	.67	(.06)		.32		.12		.06
Total from investment operations	1.02	.30		.72		.54		.48
Less distributions from: Net investment income	(.35)	(.36)		(.40)		(.42)		(.42)
Net realized gains	—	—		(.01)		(.03)		(.00	)*
Total distributions	(.35)	(.36)		(.41)		(.45)		(.42)
Net asset value, end of period	$12.07	$11.40		$11.46		$11.15		$11.06
Total Return (%)a	9.08	2.71		6.58		5.06		4.46	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	426	349		296		152		119
Ratio of expenses before expense reductions (including interest expense) (%)	.78	.76	c	.79	c	.84	c	.93	c
Ratio of expenses after expense reductions (including interest expense) (%)	.78	.76	c	.79	c	.84	c	.93	c
Ratio of expenses after expense reductions (excluding interest expense) (%)	.78	.76		.77		.78		.80
Ratio of net investment income (%)	2.99	3.21		3.51		3.84		3.83
Portfolio turnover rate (%)	48	50		59		61		59
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2012	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.41	$11.47		$11.16		$11.07		$11.01
Income from investment operations: Net investment income	.26	.27		.30		.33		.34
Net realized and unrealized gain (loss)	.67	(.06)		.32		.12		.06
Total from investment operations	.93	.21		.62		.45		.40
Less distributions from: Net investment income	(.26)	(.27)		(.30)		(.33)		(.34)
Net realized gains	—	—		(.01)		(.03)		(.00	)*
Total distributions	(.26)	(.27)		(.31)		(.36)		(.34)
Net asset value, end of period	$12.08	$11.41		$11.47		$11.16		$11.07
Total Return (%)a	8.20	1.87		5.68		4.22		3.65	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2		2		2		3
Ratio of expenses before expense reductions (including interest expense) (%)	1.57	1.58	c	1.61	c	1.64	c	1.72	c
Ratio of expenses after expense reductions (including interest expense) (%)	1.57	1.58	c	1.61	c	1.64	c	1.70	c
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.57	1.58		1.59		1.58		1.57
Ratio of net investment income (%)	2.20	2.39		2.69		3.04		3.06
Portfolio turnover rate (%)	48	50		59		61		59
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2012	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.40	$11.46		$11.15		$11.06		$11.00
Income from investment operations: Net investment income	.26	.27		.31		.34		.34
Net realized and unrealized gain (loss)	.67	(.06)		.32		.12		.06
Total from investment operations	.93	.21		.63		.46		.40
Less distributions from: Net investment income	(.26)	(.27)		(.31)		(.34)		(.34)
Net realized gains	—	—		(.01)		(.03)		(.00	)*
Total distributions	(.26)	(.27)		(.32)		(.37)		(.34)
Net asset value, end of period	$12.07	$11.40		$11.46		$11.15		$11.06
Total Return (%)a	8.26	1.91		5.76		4.27		3.69	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	66		57		22		11
Ratio of expenses before expense reductions (including interest expense) (%)	1.53	1.55	c	1.57	c	1.61	c	1.69	c
Ratio of expenses after expense reductions (including interest expense) (%)	1.53	1.55	c	1.57	c	1.61	c	1.68	c
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.55		1.55		1.55		1.55
Ratio of net investment income (%)	2.23	2.42		2.73		3.07		3.08
Portfolio turnover rate (%)	48	50		59		61		59
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.41		$11.47		$11.15		$11.07		$11.00
Income from investment operations: Net investment income	.37		.38		.41		.44		.44
Net realized and unrealized gain (loss)	.66		(.06)		.33		.11		.07
Total from investment operations	1.03		.32		.74		.55		.51
Less distributions from: Net investment income	(.37)		(.38)		(.41)		(.44)		(.44)
Net realized gains	—		—		(.01)		(.03)		(.00	)*
Total distributions	(.37)		(.38)		(.42)		(.47)		(.44)
Net asset value, end of period	$12.07		$11.41		$11.47		$11.15		$11.07
Total Return (%)	9.17	a	2.88	a	6.81		5.16		4.75	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	749		667		590		397		381
Ratio of expenses before expense reductions (including interest expense) (%)	.61		.63	b	.64	b	.65	b	.75	b
Ratio of expenses after expense reductions (including interest expense) (%)	.60		.59	b	.64	b	.65	b	.74	b
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60		.59		.62		.59		.61
Ratio of net investment income (%)	3.16		3.38		3.66		4.03		4.02
Portfolio turnover rate (%)	48		50		59		61		59
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2012	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$11.41	$11.47		$11.15		$11.07		$11.00
Income (loss) from investment operations: Net investment income	.38	.39		.43		.45		.46
Net realized and unrealized gain (loss)	.67	(.06)		.33		.11		.07
Total from investment operations	1.05	.33		.76		.56		.53
Less distributions from: Net investment income	(.38)	(.39)		(.43)		(.45)		(.46)
Net realized gains	—	—		(.01)		(.03)		(.00	)*
Total distributions	(.38)	(.39)		(.44)		(.48)		(.46)
Net asset value, end of period	$12.08	$11.41		$11.47		$11.15		$11.07
Total Return (%)	9.37	2.98		6.95		5.27		4.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	401	304		230		119		147
Ratio of expenses (including interest expense) (%)	.50	.49	a	.51	a	.55	a	.62	a
Ratio of expenses (excluding interest expense) (%)	.50	.49		.49		.49		.49
Ratio of net investment income (%)	3.26	3.48		3.79		4.13		4.14
Portfolio turnover rate (%)	48	50		59		61		59
a Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The Fund did not invest in inverse floaters during the year ended May 31, 2012.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $1,320,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2018, the expiration date, whichever occurs first; and approximately $3,403,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,222,000) and long-term losses ($1,181,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$1,575,102
Capital loss carryforward	$(4,723,000)
Net unrealized appreciation (depreciation) on investments	$130,840,253

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2012	2011
Distributions from tax-exempt income	$47,787,943	$44,338,320
Distributions from ordinary income	$3,631	$3,314

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $942,115,629 and $735,385,565, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2011 through May 31, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.60%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2012, the Administration Fee was $1,547,620, of which $140,534 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2012
Class A	$23,859	$—	$6,419
Class B	398	—	108
Class C	7,173	—	1,982
Class S	140,179	67,445	—
Institutional Class	40,776	—	10,255
	$212,385	$67,445	$18,764

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2012
Class B	$10,507	$821
Class C	570,934	57,187
	$581,441	$58,008

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2012	Annual Effective Rate
Class A	$905,084	$165,208	.24%
Class B	3,496	484	.25%
Class C	189,918	36,478	.25%
	$1,098,498	$202,170

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2012 aggregated $46,039.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2012, the CDSC for Class B and C shares aggregated $5,490 and $14,911, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2012, DIDI received $7,159 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,483, of which $7,969 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,450,255	$146,934,903	18,565,954	$212,275,170
Class B	5,302	62,106	7,389	85,696
Class C	3,098,829	36,573,292	2,437,164	27,903,350
Class S	20,192,787	236,963,567	24,528,224	278,449,494
Institutional Class	19,475,373	228,283,806	15,095,476	171,409,155
		$648,817,674		$690,122,865
Shares issued to shareholders in reinvestment of distributions
Class A	788,258	$9,276,514	791,857	$8,995,642
Class B	2,001	23,515	2,506	28,484
Class C	88,661	1,043,779	81,447	924,273
Class S	1,118,264	13,160,215	1,084,548	12,329,185
Institutional Class	902,378	10,632,289	744,214	8,450,567
		$34,136,312		$30,728,151
Shares redeemed
Class A	(8,529,305)	$(100,042,354)	(14,565,174)	$(163,455,856)
Class B	(46,373)	(543,416)	(27,935)	(316,691)
Class C	(1,312,980)	(15,410,936)	(1,754,774)	(19,667,824)
Class S	(17,774,390)	(209,718,270)	(18,566,095)	(209,093,806)
Institutional Class	(13,828,488)	(163,329,655)	(9,294,601)	(104,758,950)
		$(489,044,631)		$(497,293,127)
Net increase (decrease)
Class A	4,709,208	$56,169,063	4,792,637	$57,814,956
Class B	(39,070)	(457,795)	(18,040)	(202,511)
Class C	1,874,510	22,206,135	763,837	9,159,799
Class S	3,536,661	40,405,512	7,046,677	81,684,873
Institutional Class	6,549,263	75,586,440	6,545,089	75,100,772
		$193,909,355		$223,557,889

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $359. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended May 31, 2011. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2011 to May 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$1,053.70	$1,050.30	$1,050.80	$1,054.60	$1,056.00
Expenses Paid per $1,000*	$4.00	$8.15	$7.74	$3.08	$2.57
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$1,021.10	$1,017.05	$1,017.45	$1,022.00	$1,022.50
Expenses Paid per $1,000*	$3.94	$8.02	$7.62	$3.03	$2.53

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.78%	1.59%	1.51%	.60%	.50%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2012, 100% are designated as exempt-interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	105
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	105	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	105	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	108	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, May 2012-present	Director3, Deutsche Asset Management
Rita Rubin6 (1970) Assistant Secretary, 2009-2012*	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

* Effective May 18, 2012, Rita Rubin no longer serves as Assistant Secretary to the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DITFF-2
(R-027918-1 7/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$73,880	$0	$0	$0
2011	$73,880	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2012